SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)


                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-INTL FAMILY ENTMT B

          GAMCO INVESTORS, INC.
                                 9/04/97            5,000-           35.0000
          GABELLI FOUNDATION
                                 9/04/97           30,000-           35.0000
          LYNCH MACHINERY CORP
                                 9/04/97           12,000-           35.0000
          GABELLI SECURITIES,INC.
                                 9/04/97           20,000-           35.0000
          THE GABELLI PERFORMANCE PARTNERSHIP
                                 9/04/97          143,000-           35.0000
          GABELLI MULTIMEDIA PARTNERS,L.P.
                                 9/04/97            3,000-           35.0000
          GIL II, LTD.
                                 9/04/97           16,000-           35.0000
          GABELLI INTERNATIONAL LTD
                                 9/04/97          258,000-           35.0000
          GABELLI INTERNATIONAL LTD
                                 9/04/97           10,500-           35.0000
          GABELLI FUNDS, INC.
               GABELLI FUNDS INC.-PRINCIPAL A/C
                                 9/04/97           50,000-           35.0000
               THE GABELLI VALUE FUND,INC.
                                 9/04/97          472,000-           35.0000
               THE GABELLI SMALL CAP GROWTH FUND
                                 9/04/97          280,000-           35.0000
               THE GABELLI GLOBAL MULTI MEDIA TRUST
                                 9/04/97          245,000-           35.0000
               THE GABELLI EQUITY TRUST,INC.
                                 9/04/97          689,800-           35.0000
               THE GABELLI EQUITY INCOME FUND
                                 9/04/97           75,000-           35.0000
               THE GABELLI COUCH POTATO FUND
                                 9/04/97           18,125-           35.0000
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 9/04/97          190,500-           35.0000
               THE GABELLI ASSET FUND
                                 9/04/97          700,000-           35.0000
               THE GABELLI CAPITAL ASSET FUND
                                 9/04/97           80,000-           35.0000
               THE GABELLI ABC FUND
                                 9/04/97          101,900-           35.0000

                                       39

SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-INTL FAMILY ENTMT B

         GAMCO INVESTORS, INC.
                                9/04/97          436,000-           35.0000
                                9/04/97           20,000-           35.0000
         GAMCO INVESTORS, INC.
                                9/04/97        5,350,962-           35.0000
                                9/04/97            4,368-             *DO
         GABELLI ASSOCIATES LTD
                                9/04/97           47,000-           35.0000
         GABELLI ASSOCIATES FUND
                                9/04/97          304,000-           35.0000
                                9/02/97           24,000            34.8750
         GABELLI & COMPANY, INC.
                                9/04/97           20,000-           35.0000
         GABELLI PROFIT SHARING PLAN
                                9/04/97           40,600-           35.0000
         ALCE PARTNERS LP
                                9/04/97           48,300-           35.0000














         (1) ALL TRANSACTIONS OCCURING ON 9/4/97 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5 (A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

         (2) PRICE EXCLUDES COMMISSION.

         (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.




                                       40